                                  EXHIBIT 10.5

                         RECEIVABLES PURCHASE AGREEMENT
                               (SWISS SUBSIDIARY)

                                     BETWEEN

                                INDIAN-MARTIN AG,
                                 AS THE SELLER,

                                       AND

                             INDIAN - MARTIN, INC.,
                                  AS THE BUYER

                          DATED AS OF SEPTEMBER 5, 2003

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                                Table of Contents

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ARTICLE 1    A MOUNTS AND TERMS OF THE PURCHASES............................................................      1

    Section 1.1.      Agreement to Purchase and Sell........................................................      1
    Section 1.2.      No Recourse...........................................................................      2
    Section 1.3.      True Sales............................................................................      2
    Section 1.4.      Consideration for Purchases...........................................................      3

ARTICLE 2    CALCULATION OF PURCHASE PRICE..................................................................      3

    Section 2.1.      Purchase Price........................................................................      3

ARTICLE 3    PAYMENT OF PURCHASE PRICE......................................................................      3

    Section 3.1.      The Purchase Price Payment............................................................      3

ARTICLE 4    CONDITIONS TO PURCHASE.........................................................................      3

    Section 4.1.      Conditions Precedent to Effectiveness of this Agreement...............................      3
    Section 4.2.      Effect of Payment of Purchase Price...................................................      4

ARTICLE 5    REPRESENTATIONS AND WARRANTIES.................................................................      4

    Section 5.1.      Representations and Warranties........................................................      4

ARTICLE 6    INDEMNIFICATION................................................................................      6

    Section 6.1.      Indemnities by AG.....................................................................      6

ARTICLE 7    ADMINISTRATION AND COLLECTIONS; ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT
             OF THE ASSIGNED RECEIVABLES....................................................................      7

    Section 7.1.      Servicing of Assigned Receivables and Related Rights..................................      7
    Section 7.2.      Rights of the Buyer; Enforcement Rights...............................................      7
    Section 7.3.      Responsibilities of AG................................................................      8
    Section 7.4.      Further Action Evidencing Purchases...................................................      8
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                                Table of Contents
                                   (continued)
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ARTICLE 8    MISCELLANEOUS..................................................................................      9

    Section 8.1.      Amendments, Etc. .....................................................................      9
    Section 8.2.      Notices, Etc. ........................................................................      9
    Section 8.3.      Binding Effect; Assignability.........................................................     10
    Section 8.4.      Governing Law and Jurisdiction........................................................     10
    Section 8.5.      Execution in Counterparts.............................................................     10
    Section 8.6.      Survival of Termination...............................................................     11
    Section 8.7.      Waiver of Jury Trial..................................................................     11
    Section 8.8.      Entire Agreement......................................................................     11
    Section 8.9.      Headings..............................................................................     11
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                                       ii

                         RECEIVABLES PURCHASE AGREEMENT

                  This RECEIVABLES PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of September 5, 2003 between Indian-Martin AG, a corporation organized and existing under the laws of Switzerland, as seller (sometimes referred to as "AG" or the "Seller," as the case may be) and INDIAN-MARTIN, INC., a corporation organized and existing under the laws of the State of Nevada, as buyer (sometimes referred to as "IM, Inc." or the "Buyer").

                             PRELIMINARY STATEMENTS

                  1. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit 1 to this Agreement. References in the Exhibits hereto to the Agreement refer to this Agreement, as amended, modified or supplemented from time to time and at any time.

                  2. AG and IM, Inc. are each corporations all of whose issued and outstanding shares of capital stock are wholly owned by Escalade, Incorporated, a corporation incorporated and existing under the laws of Indiana ("Escalade").

                  3. AG wishes to sell all of the Receivables that it owns as of the Effective Date to IM, Inc., and IM, Inc. is willing, on the terms and subject to the conditions contained in this Agreement, to purchase such Receivables from AG as of the date hereof.

                  4. IM, Inc., in the Services Agreement, has appointed Indian Industries, Inc. and Martin Yale Industries, Inc. as the Servicer to collect Assigned Receivables which IM, Inc. purchases from AG.

                  NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

ARTICLE 1            AMOUNTS AND TERMS OF THE PURCHASES

                  Section 1.1. Agreement to Purchase and Sell.

                  (a) On the terms and conditions hereinafter set forth, and in consideration of the Purchase Price, AG hereby sells to the Buyer, and the Buyer hereby purchases from AG, all of AG's right, title and interest in and to:

                           (i)      all Assigned Receivables;

                           (ii) all rights to, but not the obligations under, all related Contracts and all Related Property with respect thereto;

                           (iii) all monies due or to become due with respect to the foregoing; and

                           (iv) all Collections in respect of, and other proceeds of, such Assigned Receivables or any other of the foregoing including, without limitation, all funds which either are received by AG or the Buyer from or on behalf of or for credit to the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of such Assigned Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments, if any, that AG applies in the ordinary course of its business to amounts owed in respect of any such Assigned Receivable and the net proceeds of sale or other disposition of goods or other collateral or property of the Obligors or any other Person directly or indirectly liable for payment of such Assigned Receivable and available to be applied thereon, excluding, however, proceeds of returned inventory).

                  The purchase hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of AG, in its capacity as seller, set forth herein. The proceeds and rights described in subsections (ii), (iii) and (iv) of this Section 1.1(a) are herein collectively called the "Related Rights".

                  Section 1.2 No Recourse. Except as specifically provided in this Agreement, the purchase and sale of Receivables and Related Rights under this Agreement shall be without recourse to AG; provided that AG shall be liable to the Buyer for all representations, warranties, covenants and indemnities made by AG pursuant to the terms of this Agreement, it being understood that such obligation of AG will not arise on account of the failure of any Obligor for credit reasons to make any payment in respect of an Assigned Receivable.

                  Section 1.3. True Sales

                  (a) Each of AG and the Buyer intends the transaction hereunder constitutes an absolute and irrevocable purchase and sale of Receivables and the Related Rights by AG to the Buyer providing the Buyer with the full benefits of ownership of the Assigned Receivables, and neither party hereto intends the transaction contemplated hereunder to be, or for any purpose to be characterized as, a loan or similar advance from the Buyer to AG giving rise to indebtedness secured by such Assigned Receivables and Related Rights.

                  (b) In the event (but only to the extent) that the transfer, assignment and conveyance of Assigned Receivables and Related Rights hereunder is characterized by a court or other Governmental Authority as a loan rather than a sale, AG shall be deemed hereunder to have granted to the Buyer, and AG hereby grants to the Buyer, a security interest in all of AG's right, title and interest in, to and under all of the Assigned Receivables and Related Rights, whether now or hereafter owned, existing or arising. Such security interest shall secure all of AG's obligations (monetary or otherwise) arising under, pursuant to or by virtue of this Agreement (including any loan deemed to have been made to AG pursuant hereto), whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. The Buyer shall have, with respect to the property described in this Section 1.3, and in addition to all the other rights and remedies available to the Buyer under this Agreement and applicable law, all the rights and remedies of a secured party under the UCC, and this Agreement shall constitute a security agreement under applicable law. To the extent permitted by applicable law, AG hereby authorizes Buyer to file any financing statements, amendments, continuation statements, or the like, as Buyer may deem necessary or appropriate with any filing jurisdiction, signed by Buyer alone.

                  Section 1.4. Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, the Buyer agrees to make the Purchase Price payment to AG in accordance with Article 3.

ARTICLE 2            CALCULATION OF PURCHASE PRICE

                  Section 2.1. Purchase Price. The "Purchase Price" (to be paid to AG in accordance with the terms of Article 3) for the Assigned Receivables and the Related Rights shall be the amount of $_______________.

ARTICLE 3            PAYMENT OF PURCHASE PRICE

                  Section 3.1 The Purchase Price Payment. Buyer shall pay the purchase price for the Initial Sale of Assigned Receivables sold under this Agreement by means of a wire transfer in immediately available funds in accordance with instructions heretofore provided by AG to Buyer.

ARTICLE 4            CONDITIONS TO PURCHASE

                  Section 4.1. Conditions Precedent to Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the conditions precedent that the Buyer shall have received each of the following in form and substance satisfactory to the Buyer.

                  (a) A certificate of the Secretary of AG certifying (i) a copy of the resolutions of its Board of Directors approving this Agreement and the other Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby; (ii) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder (on which certificate the Buyer may conclusively rely until such time as the Buyer shall receive from AG, as the case may be, a revised certificate meeting the requirements of this subsection (a)); (iii) a copy of its by-laws as then in effect; and (iv) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Transaction Documents;

                  (b) Signed original copies or time stamped receipt copies, of the proper financing statements (Form UCC-1) that have been duly executed and name AG as the debtor and seller and the Buyer as the secured party and purchaser of the Assigned Receivables and the Related Rights or other, similar instruments or documents, as may be necessary or, in Buyer's opinion, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Buyer's ownership interest in all Assigned Receivables and Related Rights in which an ownership interest is assigned to it hereunder;

                  (c) A certificate from an officer of AG to the effect that AG has placed on the most recent summary master control data processing reports of AG the following legend (or the substantive equivalent thereof):

                  THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO INDIAN - MARTIN, INC. PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2003, AS AMENDED FROM TIME TO TIME,

                  BETWEEN INDIAN-MARTIN AG AND INDIAN- MARTIN, INC.

                  (d) Such other agreements, instruments, UCC financing statements, certificates, opinions and other documents as the Buyer may reasonably request.

                  Section 4.2. Effect of Payment of Purchase Price. Upon the payment of the Purchase Price for the Initial Sale of Assigned Receivables and Related Rights, absolute title to such Assigned Receivables and Related Rights shall vest in the Buyer, whether or not the conditions precedent to such purchase were in fact satisfied; provided that the Buyer shall not be deemed to have waived any claim it may have under this Agreement for the failure by AG in fact to satisfy any such condition precedent.

ARTICLE 5            REPRESENTATIONS AND WARRANTIES

                  Section 5.1. Representations and Warranties. In order to induce the Buyer to enter into this Agreement and to make the purchase hereunder, AG hereby represents and warrants as follows:

                  (a) Organization and Good Standing. AG has been duly organized and is validly existing as a corporation in good standing under the laws of Switzerland, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

                  (b) Power and Authority; Due Authorization. AG (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, and (C) sell and assign the Assigned Receivables and Related Rights on the terms and conditions herein provided and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (c) Binding Obligations. This Agreement constitutes, and each other Transaction Document to be signed by AG when duly executed and delivered will constitute, a legal, valid and binding obligation of AG enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which AG is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under AG's articles of association or regulations on internal organization or any loan or credit agreement, other agreement, indenture, lease or instrument of AG, or by which it or its properties may be bound, (ii) result in the creation or imposition of any Lien upon any of AG's properties pursuant to the terms of any such loan or credit agreement, other agreement, indenture, lease or instrument, other than the Transaction Documents, or (iii) violate any requirements of law enacted by any Governmental Authority.

                  (e) No Proceedings. There is no litigation, proceeding or investigation pending or, to the best of AG's knowledge, threatened, before any Governmental Authority or arbitrator (i) asserting the invalidity of this Agreement or any other Transaction Document to which AG is a party, or (ii) seeking to prevent the sale and assignment of the Receivables and Related Rights, the collectibility of any of the Receivables or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document.

                  (f) Government Approvals. No action by a Governmental Authority is required for the due execution, delivery and performance by AG of this Agreement or any other Transaction Document to which it is a party.

                  (g) Quality of Title; Valid Sale; Etc. Immediately prior to the Initial Sale, AG is the legal and beneficial owner of each of the Assigned Receivables and the Related Rights free and clear of any Lien; and the Buyer shall acquire a valid and enforceable ownership interest in each Assigned Receivable and in the Related Rights then existing or thereafter arising with respect thereto, free and clear of any Lien. Each Assigned Receivable constitutes an "account" as such term is defined in the UCC. No effective financing statement or other instrument similar in effect covering any Assigned Receivable or Related Rights with respect thereto is on file in any recording office, except those filed in favor of the Buyer pursuant to this Agreement. All Receivables were purchased by AG from Escalade Affiliates in accordance with the terms and conditions contained in those certain receivables purchase agreements entered into by and between AG and such Escalade Affiliates. The Assigned Receivables constitute all of the Receivables owned by AG as of the Effective Date.

                  (h) Accuracy of Information. Each report, information, exhibit, financial statement, document, book, record or report furnished by or on behalf of it to the Buyer in connection with this Agreement is correct in all material respects as of its date or as of the date so furnished, and no such item contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not materially misleading.

                  (i) Offices. The principal place of business and chief executive office of AG are located at the address of AG referred to in Section 9.2, and the offices where AG keeps all its books, records and documents evidencing or relating to Assigned Receivables are located at the address of AG referred to in Section 9.2 (or in jurisdictions where all action required by Section 8.4 has been taken and completed).

                  (j) Bulk Sales Act. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (k) Maintenance of Books and Records. AG has accounted for and will account for the sale of Assigned Receivables and Related Rights to IM, Inc. in its books and financial statements as sales, consistent with generally accepted accounting principles.

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                  (l)      Solvency. AG is solvent; and at the time of (and
immediately after) each sale pursuant to this Agreement it shall be solvent.

ARTICLE 6            INDEMNIFICATION

                  Section 6.1. Indemnities by AG. Without limiting any other rights which the Buyer and each of its permitted assigns, officers, directors, employees, agents, lenders or secured creditors (each of the foregoing Persons being individually called a "Sale Indemnified Party") may have hereunder or under applicable law, AG hereby agrees to indemnify and hold harmless the Buyer and each Sale Indemnified Party from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing collectively being called "Sale Indemnified Amounts") arising out of or resulting from this Agreement (whether directly or indirectly) or the use of proceeds of purchases or the purchase ownership of any Assigned Receivable or Related Rights, excluding, however, (a) Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Buyer or such Sale Indemnified Party, (b) Sale Indemnified Amounts to the extent the same include losses in respect of Assigned Receivables and reimbursement therefor that would constitute credit recourse to AG for the amount of any Assigned Receivable or Related Rights not paid by the Obligor for credit reasons, or (c) any net income taxes or franchise taxes imposed on the Buyer or such Sale Indemnified Party. Without limiting or being limited by the foregoing, but subject to the exclusions set forth in the immediately preceding sentence, AG shall pay on demand to the Buyer and each Sale Indemnified Party any and all amounts necessary to indemnify and hold harmless the Buyer and such Sale Indemnified Party from and against any and all Sale Indemnified Amounts relating to or resulting from any of the following, with the express understanding that no such claim shall arise solely due to the inability of a particular Obligor to satisfy its obligations under a particular Assigned Receivable because it lacks the financial resources to do so:

                           (i) the transfer or assignment (by operation of law or otherwise) by AG of an interest in any Assigned Receivable or Related Rights to any Person other than the Buyer;

                           (ii) the failure of any information provided by AG to the Buyer with respect to Assigned Receivables or this Agreement to be true, correct and complete;

                           (iii) the failure of any representation or warranty or statement made or deemed made by AG (or any of its officers), under or in connection with this Agreement to have been true and correct when made or deemed made;

                           (iv) the failure by AG to comply with any requirements of law enacted by any Governmental Authority with respect to any Receivable or Related Rights or otherwise; or the failure of any Assigned Receivable or Related Rights to conform to any such requirement of law;

                           (v) the failure to vest and maintain vested in the Buyer a valid and enforceable absolute ownership interest in each Assigned Receivable at any time existing and the Related Rights with respect thereto, free and clear of any Lien,

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

                  other than a Lien arising solely as a result of an act of the Buyer, whether existing at the time of purchase of such Assigned Receivable or at any time thereafter;

                           (vi) the failure of AG to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Assigned Receivables and the Related Rights in respect thereof, whether at the time of any purchase or at any subsequent time;

                           (vii) the commingling of Collections of Assigned Receivables at any time with other funds;

                           (viii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or the ownership of any Assigned Receivable or Related Rights;

                           (ix) any tax or governmental fee or charge (but not including taxes upon or measured by net income or representing a franchise or doing business tax on such Sale Indemnified Party), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Assigned Receivables conveyed by AG pursuant hereto or any Related Rights connected with any such Assigned Receivables; or

                           (x) any failure by AG to pay any taxes when due, including, without limitation, sales taxes or excise taxes, payable in connection with the Assigned Receivables.

ARTICLE 7 ADMINISTRATION AND COLLECTIONS; ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE ASSIGNED RECEIVABLES

                  Section 7.1. Servicing of Assigned Receivables and Related Rights. Consistent with the Buyer's ownership of the Assigned Receivables and the Related Rights, the Buyer shall have the sole right to service, administer and collect the Assigned Receivables, to assign such right and to delegate such right to others. In consideration of the Buyer's purchase of the Assigned Receivables and the Related Rights, AG agrees to cooperate fully with the Buyer to facilitate the full and proper performance of such duties and obligations for the benefit of the Buyer.

                  Section 7.2. Rights of the Buyer; Enforcement Rights.

                  (a) The Buyer shall have no obligation to account for, to replace, to substitute or to return any Assigned Receivables and Related Rights to AG, and the Buyer shall have no obligation to account for, or to return to AG, Collections, or any interest, late fees and charges or other finance charges collected pursuant thereto, without regard to whether such Collections and charges are in excess of the Purchase Price for such Assigned Receivables and Related Rights.

                  (b) The Buyer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, grant Liens in, subdivide or otherwise deal with the Receivables and Related Rights, and all of the Buyer's right, title and interest in, to and under this Agreement, on whatever terms the Buyer shall determine.

                  (c) The Buyer shall have the sole right to retain any gains or profits created by buying, selling or holding the Assigned Receivables and Related Rights and, except as expressly set forth in the Transaction Documents, shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

                  (d) AG hereby authorizes the Buyer, and irrevocably appoints the Buyer as its attorney-in-fact with full power of substitution and with full authority in the place and stead of AG, which appointment is coupled with an interest, to take any and all steps in the name of AG and on behalf of AG necessary or desirable, in the determination of the Buyer, to collect any and all amounts or portions thereof due under any and all Assigned Receivables or Related Rights, including, without limitation, endorsing the name of AG on checks and other instruments representing Collections and enforcing such Assigned Receivables and Related Rights.

                  Section 7.3. Responsibilities of AG,

                  Anything herein to the contrary notwithstanding:

                  (a) AG agrees to deliver directly to the Servicer (for the Buyer's account), by the end of the then current four week accounting period of AG, any Collections that it receives, in the form so received, and agrees that all Collections shall be deemed to be received in trust for the Buyer and shall be maintained and segregated separate and apart from all other funds and moneys of AG until delivery of the Collections to the Servicer;

                  (b) AG shall pay when due any taxes, including, without limitation, any sales taxes payable in connection with the Assigned Receivables and their creation and satisfaction. Notwithstanding anything to the contrary in this Agreement, the Buyer shall not have any obligation or liability with respect to any Assigned Receivable or Related Rights nor shall the Buyer be obligated to perform any of the obligations of AG under any of the foregoing, other than a duty to cooperate with AG in connection with the performance of its obligations under this Agreement.

                  Section 7.4. Further Action Evidencing Purchases. AG agrees that from time to time, at its expense, it will execute and deliver all further instruments and documents, and take all further reasonable action, in order to perfect, protect or more fully evidence the purchase of the Assigned Receivables and the Related Rights by the Buyer hereunder, or to enable the Buyer to exercise or enforce any of its rights hereunder or under any other Transaction Document as soon as reasonably possible. AG further agrees from time to time, at its expense, promptly to take all action that the Buyer may reasonably request in order to perfect, protect or more fully evidence such purchase of the Assigned Receivables and the Related Rights or to enable the Buyer to exercise or enforce any of its or their respective rights hereunder or under any other Transaction Document in respect of the Assigned Receivables and the Related Rights. Without limiting the generality of the foregoing AG will:

                  (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as the Buyer or its lender(s) may reasonably determine to be necessary or appropriate; and

                  (b) mark the master data processing records evidencing the Assigned Receivables and, if requested by the Buyer, to the extent reasonably practicable, legend the related Contracts, to reflect the sale of the Assigned Receivables and Related Rights pursuant to this Agreement.

                  AG hereby authorizes the Buyer or its designee or assignee to file, signed only by the Buyer, one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Assigned Receivables and Related Rights of AG in each case whether now existing or hereafter generated. If AG fails to perform any of its agreements or obligations under this Agreement, the Buyer or its designee or assignee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Buyer or its designee or assignee incurred in connection therewith shall be payable by AG under Section 6.1.

ARTICLE 8            MISCELLANEOUS

                  Section 8.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by AG therefrom shall be effective unless in a writing signed by the Buyer and any lender of the Buyer to which the Buyer shall have granted a Lien in, or assigned to, any of the Assigned Receivables, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                  Section 8.2. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise expressly stated herein, be in writing (which shall include facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three (3) Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one (1) Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

                           The Buyer:       Indian-Martin, Inc.
                                            2325-B Renaissance Drive, Suite 10
                                            Las Vegas, NV  89119
                                            Attn:  President
                                            Telephone:  (702) 740-4244
                                            Facsimile:  (702) 966-4247

                           AG:              Indian-Martin AG
                                            Aegeristrasse 66
                                            6300, Zug, Switzerland
                                            Attention:  President
                                            Telephone: 0041 41 720 34 45
                                            Facsimile:  0041 41 720 34 46

                  Section 8.3. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Buyer and AG and their respective successors and permitted assigns. AG may not assign its rights hereunder or any interest herein without the prior written consent of the Buyer. The Buyer may not assign its rights hereunder or any interest herein without the prior written consent of AG; provided that AG hereby approves of the Buyer's assignment of its rights hereunder, either absolutely or as collateral, to Bank One, National Association, and its successors and assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the occurrence of any Purchase Termination Event on which AG has received payment in full for all Assigned Receivables and Related Rights conveyed pursuant to Section 1.1 hereof and has paid and performed all of its obligations hereunder in full. The rights and remedies with respect to any breach of any representation and warranty made by AG pursuant to Article 5 and all of AG's indemnification obligations pursuant to Article 6 shall be continuing and shall survive any termination of this Agreement.

                  Section 8.4. Governing Law and Jurisdiction.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF INDIANA WITHOUT REFERENCE TO THE CONFLICTS OF LAWS RULES OR PRINCIPLES OF ANY JURISDICTION, EXCEPT TO THE EXTENT THAT THE PERFECTION (OR THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF THE BUYER IN THE RECEIVABLES AND THE RELATED RIGHTS IS GOVERNED BY THE LAWS OF A STATE OR JURISDICTION OTHER THAN THE STATE OF INDIANA.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF INDIANA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT.

                  Section 8.5. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement, and the facsimile signature of either party hereto shall be deemed to be valid and binding for all purposes with the same force and effect of an original, manual signature.

                  Section 8.6. Survival of Termination. The provisions of
Section 1.4, Article 6, Section 8.4, Section 8.7 and this Section 8.6 shall survive any termination of this Agreement.

                  Section 8.7. Waiver of Jury Trial. EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

                  Section 8.8. Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding of the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. The Exhibits to this Agreement shall be deemed incorporated by reference into this Agreement as if set forth herein.

                  Section 8.9. Headings. The captions and headings of this Agreement and in any Exhibit hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, as of the date first above written.

                                          INDIAN-MARTIN, AG,  AS SELLER

                                          By:___________________________________

                                           _____________________________________
                                                   (Printed Name and Title)

                                          INDIAN - MARTIN, INC., AS BUYER

                                          By:___________________________________

                                           _____________________________________
                                                   (Printed Name and Title)

STATE OF__________________________________)
                                          )  SS:
COUNTY OF_________________________________)

                  Execution of the foregoing instrument was acknowledged before me this ____ day of ____________, 2003, by ___________________________, the
_________________ of Indian-Martin, Inc., a Nevada corporation, on behalf of the corporation.

                                          ______________________________________
                                          Notary Public - Signature

                                          ______________________________________
                                          (Printed Name)

My Commission Expires:________________________

My County of Residence:_______________________

STATE OF______________________________________)
                                              )  SS:
COUNTY OF_____________________________________)

                  Execution of the foregoing instrument was acknowledged before me this _____ day of ____________, 2003, by ___________________________, the
_________________ of Indian-Martin AG, a Swiss corporation, on behalf of the corporation.

                                          ______________________________________
                                          Notary Public - Signature

                                          ______________________________________
                                          (Printed Name)

My Commission Expires:__________________

My County of Residence:_________________

                                    EXHIBIT 1

                                   DEFINITIONS

                  As used in the Receivables Purchase Agreement, dated as of September 5, 2003, between Indian-Martin, Inc. and Indian-Martin AG (the "Agreement"), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise indicated, all Section and Exhibit references in the Agreement are to Sections of and Exhibits to the Agreement. All accounting terms not specifically defined herein shall be constructed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of Indiana and not specifically defined herein, are used herein as defined in Article 9. Unless the context otherwise requires, "or" means "and/or," and "including" (and with correlative meaning "include" and "includes") means including without limiting the generality of any description preceding such term.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

                  "Assigned Receivable" means any Receivable owned by AG as of the Effective Date and which AG sells to the Buyer on the Closing Date.

                  "Adverse Claim" means a lien, security interest, pledge or charge or encumbrance of any kind other than a lien, pledge, security interest or other charge or encumbrance, in favor of the Buyer.

                  "Business Day" means any day on which (i) banks are not authorized or required to remain closed in Indianapolis, Indiana.

                  "Buyer" has the meaning assigned in the preamble to this Agreement.

                  "Closing Date" is that date which is first set forth in the Agreement.

                  "Collections" means, with respect to any Assigned Receivables,
(i) all funds or other payment media or property that are received by any Person in payment of any amounts owed in respect of such Assigned Receivable (including, without limitation, finance charges, interest and all other charges), or applied to amounts owed in respect of such Assigned Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the Obligor or any Person directly or indirectly liable for the payment of such Assigned Receivable and available to be applied thereon) and (ii) all other proceeds of such Assigned Receivable.

                  "Contract" means, with respect to any Receivable, any all contracts, understandings, instruments, agreements, invoices, notes or other writings pursuant to which such Receivable arises or which evidences such Receivable or under which any Obligor becomes or is obligated to make payment in respect of such Receivable, and any and all Services Agreements and Receivables Purchase Agreements entered into by and between AG and any Escalade Affiliate.

                  "Effective Date" means 12:01 a.m. on September 7, 2003.

                  "Governmental Authority" means any court or any federal, state, municipal, local or other department, commission, board, bureau, agency, public authority, instrumentality or any arbitrator.

                  "Initial Sale" means the first and only sale of Assigned Receivables made by AG to Buyer pursuant to this Agreement. There can be only one Initial Sale under this Agreement, and there will be no subsequent sales hereunder.

                  "Lien" means any security interest, mortgage, pledge, assignment, or voluntary or involuntary lien, charge or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

                  "Lock-Box Account" means an account maintained at a bank or other financial institution for the purpose of receiving collections with respect to the Assigned Receivables.

                  "Lock-Box Agreement" means an agreement between the Buyer and each Lock-Box Bank.

                  "Lock-Box Bank" means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

                  "Obligor" means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Purchase Price" shall have the meaning assigned to such term in Section 2.1 hereof.

                  "Receivable" means any indebtedness and any other obligations owed to the Seller by, or any rights of the Seller to payments from or on behalf of, an Obligor, which constitutes an account arising in connection with the sale of goods or services by the Escalade Affiliate from which the Seller acquired such account, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligation represented by an individual invoice or Contract, shall constitute a Receivable separate from a Receivable arising from any other transaction.

                  "Related Property" means, with respect to any Receivable:

                           (i) all of the Seller's interest in any goods (including returned goods), and documentation or title evidencing the shipment or storage of any goods (including returned goods) relating to any sale giving rise to such Receivable;

                           (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract relating to such Receivable or otherwise, together with all UCC financing statements or similar filings signed by an Obligor relating thereto; and

                           (iii) all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise.

                  "Related Rights" shall have the meaning assigned to such term in Section 1.1(a) hereof.

                  "Sale Indemnified Amounts" shall have the meaning assigned to such term in Section 6.1 hereof.

                  "Sale Indemnified Party" shall have the meaning assigned to such term in Section 6.1 hereof.

                  "Seller" has the meaning set forth in the preamble to the Agreement.

                  "Servicer(s)" means the Person(s) who will collect the Assigned Receivables on behalf of the Buyer.

                  "Services Agreement(s)" means any of one or more service agreements, dated as of September 5, 2003, between IM, Inc. and one or more Escalade Affiliates, wherein IM, Inc. appoints Indian Industries, Inc. and Martin Yale Industries, Inc. as the Servicers.

                  "Transaction Documents" means this Agreement, the Services Agreement, the Lock-Box Agreements (if any), and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified or restated from time to time in accordance with this Agreement.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

                                    EXHIBIT 2

                               PURCHASE STATEMENT

                  This instrument is delivered to you pursuant to the Receivables Purchase Agreement dated as of September 5, 2003, by and between INDIAN-MARTIN, INC. and INDIAN-MARTIN AG (the "Agreement").

                  1. The undersigned hereby sells, assigns and transfers, absolutely but without recourse and with the covenants, warranties and indemnifications set forth in the Agreement, to INDIAN - MARTIN, INC., pursuant to Article 1 of the Agreement, all rights, title and interests of the Seller in, to and under the Receivables sold herewith and all Related Rights (as such term is defined in the Agreement) with respect thereto, for an aggregate purchase price of $__________, payable in accordance with the provisions of Article 3 of the Agreement.

                  2. This instrument shall become effective as of the date hereof upon your acceptance.

                                          INDIAN-MARTIN AG, a Swiss corporation

                                          By:___________________________________

                                          ______________________________________
                                                  (Printed Name and Title)

Accepted as of September 5, 2003.

INDIAN - MARTIN, INC. a Nevada corporation

By:_______________________________________

__________________________________________
         (Printed Name and Title)